UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2022

HUMBL, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31267	91-2948019
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 B Street
Suite 300
San Diego, CA	92101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (786) 738-9012

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HMBL	OTC:QB

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 15, 2022, the registrant (“HUMBL”), entered into a 12 month Line of Credit Agreement with SARTORII, LLC (“SARTORII”) under which SARTORII agreed to lend up to $2,200,000 in principal amount through a series of draws not to exceed $440,000 per month and bearing annual interest of 5%. Each draw is documented by a promissory note (the “Note”) with principal and interest due two years from the date of the draw. The Note may be prepaid by HUMBL without any penalty and is unsecured. The foregoing description of the Line of Credit Agreement and Note does not purport to be complete and is qualified in its entirety by reference to the Line of Credit Agreement and form of Note as Exhibit A to the Line of Credit Agreement which are filed as Exhibit 10.1 to this Current Report on Form 8-K.

On November 15, 2022 HUMBL entered into a Settlement Agreement and Mutual Release of Claims (the “Release Agreement”) with Forwardly, Inc. (“Forwardly”) under which HUMBL has agreed to pay Forwardly $2,200,000 in five equal monthly payments of $440,000 commencing November 15, 2022 and ending March 15, 2023. The payment is being made in connection with a warrant (the “Warrant”) that Forwardly purchased from HUMBL for $200,000 in 2020 that provided for the purchase of up to 125 million shares of HUMBL common stock of which Forwardly purchased 10 million shares for $2,000,000 in 2021. Forwardly retained the 10 million shares under the Warrant in lieu of interest on the $2,000,000 it paid to exercise that number of shares of HUMBL common stock under the Warrant and has returned the Warrant to HUMBL for cancellation. The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the Release Agreement which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1	Line of Credit Agreement dated November 15, 2022 between HUMBL, Inc. and Sartorii, LLC
10.2	Settlement Agreement and Mutual Release of Claims dated November 15, 2022 between HUMBL, Inc. and Forwardly, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 18, 2022	HUMBL, Inc.

	By:	/s/ Brian Foote
Brian Foote
President and CEO

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